Rule 497(k)

Registration Nos. 333-143964 and 811-21944

FIRST TRUST EXCHANGE-TRADED FUND II

(the “Trust”)

FIRST TRUST FTSE EPRA/NAREIT DEVELOPED MARKETS REAL ESTATE INDEX FUND

(the “Fund”)

SUPPLEMENT TO THE SUMMARY PROSPECTUS, PROSPECTUS

AND STATEMENT OF ADDITIONAL INFORMATION

SEPTEMBER 22, 2022

Important Notice Regarding Change in Investment Objective

Notwithstanding anything to the contrary in the Fund’ Summary Prospectus, Prospectus or Statement of Additional Information, on or around September 29, 2022, First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund will seek investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the Alerian Disruptive Technology Real Estate Index (the “New Index”). Currently, the Fund seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the FTSE EPRA/NAREIT Developed Index. The New Index seeks to provide exposure to companies that own, operate and/or lease real estate that supports advanced wired and wireless communication, data storage and processing infrastructure, e-commerce warehouses and fulfillment centers. The New Index includes operating companies and REITs that are engaged in disruptive technology real estate business segments where the geographic location of a business site is essential to its value in the broader network.

Additionally, effective on October 3, 2022, the Fund’s name will change to First Trust Alerian Disruptive Technology Real Estate ETF and its new ticker symbol will be DTRE. The Fund’s shares will continue to be listed for trading on NYSE Arca, Inc. and S-Network Global Indexes Inc. will serve as the Fund’s index provider.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE